Exhibit 99.1

Cytek Biosciences Reports Second Quarter 2024 Financial Results

FREMONT, Calif., August 6, 2024 (GLOBE NEWSWIRE) — Cytek® Biosciences, Inc. (“Cytek Biosciences” or “Cytek”) (Nasdaq: CTKB), a leading cell analysis solutions company, today reported financial results for the second quarter ended June 30, 2024.

Recent Highlights

•	Total revenue for the second quarter of 2024 was $46.6 million, representing a 4% increase sequentially over the first quarter of 2024 and a 6% decrease over the second quarter of 2023

•	For the first half of 2024, total revenue grew 5% compared to the first half of 2023

•	Launched Enhanced Small Particle (ESP™) detection, an upgrade option for the Cytek Aurora™ and Northern Lights™ systems for the analysis of viruses and other sub-cellular components

•

Attained a total installed base of 2,656 Cytek instruments, including the Amnis® and Guava® instruments shipped since the acquisition of the flow cytometry and imaging business from Luminex Corporation in February 2023, adding 147 units in the second quarter of 2024

•

Repurchased $2.7 million of Cytek stock in open market purchases during the second quarter of 2024 under a new $50 million share repurchase program, following the expiration of the previous $50 million repurchase program at the end of 2023

“In the second quarter of 2024, we posted strong year over year double-digit revenue growth in EMEA and APAC as well as in our service business worldwide as compared to the second quarter of 2023. However, this performance was offset by a decline in our U.S. instrument sales, particularly among academic and government customers,” said Dr. Wenbin Jiang, CEO of Cytek Biosciences. “Despite the headwinds in the U.S. market, we believe the fundamental drivers of long-term growth remain in place, and the underlying opportunity for our products remains strong. We remain focused on executing our business strategy and delivering durable growth and profitability and strong value to our customers and shareholders.”

Second Quarter 2024 Financial Results

Total revenue for the second quarter of 2024 was $46.6 million, a 6% decrease compared to the second quarter of 2023. The decline in revenue was related to weakness in the U.S. instrument market, offset by strong revenue growth across the EMEA and APAC regions.

Gross profit was $25.4 million for the second quarter of 2024, a 10% decrease compared to the second quarter of 2023. GAAP gross profit margin was 55% in the second quarter of 2024 compared to 57% in the second quarter of 2023. Adjusted gross profit margin, after adjusting for stock-based compensation expense and amortization of acquisition-related intangibles, was 58% in the second quarter of 2024 compared to 60% in the second quarter of 2023.

Operating expenses were $34.0 million for the second quarter of 2024, a 9% decrease from $37.3 million in the second quarter of 2023. The decrease in operating expenses was primarily driven by reduced research and development and sales and marketing expenses.

Research and development expenses were $10.0 million for the second quarter of 2024 compared to $12.1 million for the second quarter of 2023.

Sales and marketing expenses were $12.3 million for the second quarter of 2024 compared to $14.4 million for the second quarter of 2023.

General and administrative expenses were $11.7 million for the second quarter of 2024 compared to $10.8 million for the second quarter of 2023.

Loss from operations in the second quarter of 2024 was $8.5 million compared to loss from operations of $9.1 million in the second quarter of 2023. Net loss in the second quarter of 2024 was $10.4 million compared to a net loss of $4.4 million in the second quarter of 2023.

Adjusted EBITDA in the second quarter of 2024 was $2.9 million compared to $1.5 million in the second quarter of 2023, after adjusting for stock-based compensation expense, foreign currency exchange impacts and acquisition-related expenses.

Cash and marketable securities were $277.2 million as of June 30, 2024, compared to $270.4 million as of March 31, 2024. This represents an increase of $6.8 million, despite a cash expenditure of $2.7 million for the repurchase of Cytek shares during the second quarter.

2024 Outlook

Cytek Biosciences narrowed the range of its 2024 revenue guidance, now expecting full year 2024 revenue to in the range of $203 million to $210 million, representing growth of 5% to 9% over full year 2023, assuming no change in currency exchange rates. In addition, Cytek expects to report a net loss in the single digit millions for the full year 2024 due to an outlook of slightly lower gross profit, higher than expected stock-based compensation, and lower other income. Cytek expects to generate positive cash flow from operations in 2024.

Webcast Information

Cytek will host a conference call to discuss its second quarter 2024 financial results on Tuesday, August 6, 2024, at 1:30 p.m. Pacific Time / 4:30 p.m. Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP™) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s FSP platform includes its core instruments, the Cytek Aurora™ and Northern Lights™ systems; its cell sorter, the Cytek Aurora™ CS; the Cytek Orion™ reagent cocktail preparation system; the Enhanced Small Particle (ESP™) detection technology, the flow cytometer and imaging products under the Amnis® and Guava® brands; and reagents, software and service to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use in China and the European Union).

Cytek, Full Spectrum Profiling, FSP, Cytek Aurora, Northern Lights, ESP, Cytek Orion, Amnis and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X (formerly Twitter) account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Statement Regarding Use of Non-GAAP Financial Information

Cytek has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three-month periods ended June 30, 2024 and June 30, 2023. Management believes that non-GAAP financial measures, including “Adjusted gross profit margin” and “Adjusted EBITDA” referenced above, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding Cytek’s plans and strategies to deliver durable growth and profitability and strong value to its customers and shareholders; Cytek’s long term growth and opportunity in the U.S. market; Cytek’s business opportunities and market demand for advanced cell analysis solutions; and Cytek’s future financial performance, including its outlook for fiscal year 2024. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include global economic and market conditions; Cytek’s ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to recognize the anticipated benefits of collaborations; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and retain key employees; Cytek’s ability to maintain, protect and enhance its intellectual property; and Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in Cytek’s most recent Annual Report on Form 10-K filed with the SEC on March 13, 2024, Cytek’s Quarterly

Report on Form 10-Q to be filed with the SEC on or about the date hereof and other filings Cytek makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek’s forward-looking statements. Although Cytek believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to Cytek as of the date hereof, and Cytek disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek’s views as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Relations Contact:

Paul D. Goodson

Head of Investor Relations

pgoodson@cytekbio.com

Cytek Biosciences, Inc.

Consolidated Balance Sheets

(In thousands, except share and per share data)	June 30, 2024	December 31, 2023
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$177,888	$167,299
Restricted cash	30	331
Marketable securities	99,323	95,111
Trade accounts receivable, net	44,643	55,928
Inventories	50,070	60,877
Prepaid expenses and other current assets	12,130	12,514

Total current assets	384,084	392,060
Deferred income tax assets, noncurrent	29,676	30,487
Property and equipment, net	18,114	18,405
Operating lease right-of-use assets	9,328	10,853
Goodwill	16,183	16,183
Intangible assets, net	21,420	23,084
Other noncurrent assets	4,920	3,385

Total assets	$483,725	$494,457

Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$3,191	$3,032
Legal settlement liability, current	2,503	2,561
Accrued expenses	15,489	20,035
Other current liabilities	7,228	7,903
Deferred revenue, current	23,968	22,695

Total current liabilities	52,379	56,226
Legal settlement liability, noncurrent	16,912	16,477
Deferred revenue, noncurrent	14,064	15,132
Operating lease liability, noncurrent	8,113	9,479
Long term debt	1,330	1,648
Other noncurrent liabilities	1,804	2,431

Total liabilities	$94,602	$101,393

Stockholders’ equity:
Common stock, $0.001 par value; 1,000,000,000 authorized shares as of June 30, 2024 and December 31, 2023, respectively; 131,505,201 and 130,714,906 issued and outstanding shares as of June 30, 2024 and December 31, 2023, respectively.	132	131
Additional paid-in capital	434,967	423,386
Accumulated deficit	(45,781)	(29,178)
Accumulated other comprehensive loss	(195)	(1,275)

Total stockholders’ equity	389,123	393,064

Total liabilities and stockholders’ equity	$483,725	$494,457

Cytek Biosciences, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(In thousands, except share and per share data)	2024	2023	2024	2023
Revenue, net:
Product	$34,576	$40,452	$68,698	$71,624
Service	12,041	9,241	22,779	15,157

Total revenue, net	46,617	49,693	91,477	86,781

Cost of sales:
Product	15,808	16,675	32,554	29,352
Service	5,373	4,856	10,474	8,229

Total cost of sales	21,181	21,531	43,028	37,581

Gross profit	25,436	28,162	48,449	49,200
Operating expenses:
Research and development	10,001	12,136	19,796	22,110
Sales and marketing	12,268	14,367	24,811	25,512
General and administrative	11,694	10,786	23,102	22,867

Total operating expenses	33,963	37,289	67,709	70,489

Loss from operations	(8,527)	(9,127)	(19,260)	(21,289)
Other income (expense):
Interest expense	(134)	(409)	(575)	(1,082)
Interest income	1,416	1,201	2,775	3,344
Other income, net	59	1,740	881	3,392

Total other income, net	1,341	2,532	3,081	5,654

Loss before income taxes	(7,186)	(6,595)	(16,179)	(15,635)
Provision for (benefit from) income taxes	3,248	(2,207)	424	(4,440)

Net loss	(10,434)	(4,388)	(16,603)	(11,195)

Net loss, basic and diluted	$(10,434)	$(4,388)	$(16,603)	$(11,195)

Net loss per share, basic	$(0.08)	$(0.03)	$(0.13)	$(0.08)

Net loss per share, diluted	$(0.08)	$(0.03)	$(0.13)	$(0.08)

Weighted-average shares used in calculating net loss per share, basic	131,440,486	135,918,707	131,180,734	135,705,139

Weighted-average shares used in calculating net loss per share, diluted	131,440,486	135,918,707	131,180,734	135,705,139

Comprehensive loss:
Net loss	$(10,434)	$(4,388)	$(16,603)	$(11,195)
Foreign currency translation adjustment, net of tax	1,375	(980)	1,131	(1,022)
Unrealized loss on marketable securities	(16)	(192)	(51)	(40)

Net comprehensive loss	$(9,075)	$(5,560)	$(15,523)	$(12,257)

Cytek Biosciences, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Three months ended
(In thousands)	June 30, 2024	June 30, 2023
	(Unaudited)	(Unaudited)
GAAP Gross Profit	$25,436	$28,162
Stock Based Compensation	$1,200	$868
Amortization of Acquisition-related Intangible Assets	$503	$539

Adjusted Gross Profit (Non-GAAP)	$27,139	$29,569

Adjusted Gross Profit Margin (Non-GAAP)	58%	60%
GAAP Net Loss	$(10,434)	$(4,388)
Depreciation and Amortization	$2,479	$2,445
Benefit from Income Taxes	$3,248	$(2,207)
Interest Income	$(1,416)	$(1,201)
Interest Expense	$134	$409
Foreign Currency Exchange Loss	$1,784	$535
Stock Based Compensation	$7,152	$5,922
Acquisition related Expenses	$—	$27

Adjusted EBITDA (Non-GAAP)	$2,947	$1,542